                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Partners
Outdoor East, L.P.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                     KPMG Peat Marwick LLP

Charlotte, North Carolina
November 19, 1996